UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report: July 27, 2010
                 (Date of earliest event reported)


                           AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                      333-155059                 61-1604254
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                               Suite 100
                           297 Kingsbury Grade
                        Lake Tahoe, NV 89449-4470
              (Address of principal executive offices (zip code)

                            775-996-2210
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the financing agreement entered into on March 28, 2010 with Sunrise Energy Investments, Ltd., the registrant issued Sunrise 312,500 restricted common shares pursuant to a drawdown notice requested by the registrant. The common shares were issued on July 27, 2010. The common shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.


Dated:  August 3, 2010

AMERILITHIUM CORP.

By:     /s/Matthew Worrall
        ------------------
Name:   Matthew Worrall
Title:  Chief Executive Officer